UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2003

RADISYS CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 NE Dawson Creek Drive
Hillsboro, Oregon		97124
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 99.1

Item 5. Other Events.

     Attached hereto as Exhibit 99.1 is a press release issued by RadiSys Corporation dated November 19, 2003, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description

4.1	Registration Rights Agreement, dated November 13, 2003, among RadiSys Corporation, Credit Suisse First Boston LLC and Banc of America Securities LLC.
99.1	Press Release issued on November 19, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION
an Oregon corporation

Date: November 19, 2003	By:	/s/ Julia A. Harper

	Name:	Julia A. Harper

	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Registration Rights Agreement, dated November 13, 2003, among RadiSys Corporation, Credit Suisse First Boston LLC and Banc of America Securities LLC.
99.1	Press Release issued on November 19, 2003.